UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2013

TELKONET, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31972	87-0627421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Innovation Drive, Suite 300 Milwaukee, Wisconsin	53226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 223-0473

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant

On June 03, 2013, the Audit Committee of the Board of Directors of Telkonet, Inc. (the “Company”) dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, and appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm.

Baker Tilly’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principle, except that the reports of Baker Tilly on the Company’s consolidated financial statements for each of fiscal year 2012 and fiscal year 2011 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through June 03, 2013, there were no disagreements between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of the Company for such years.

In connection with its audit of the Company's consolidated financial statements for the years ended December 31, 2012 and 2011, Baker Tilly noted in its required communications to the Company and the Audit Committee of the Board of Directors that they had found material weaknesses in the Company's internal control over financial reporting, noting internal controls necessary for the company to develop reliable financial statements did not exist . No other reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2012 and 2011 or during the subsequent interim period through June 03, 2013.

The Company has provided Baker Tilly with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a letter from Baker Tilly, dated June 3, 2013, stating their agreement with such statements.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through June 03, 2013, the Company did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Baker Tilly regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013	TELKONET, INC.

By: /s/ Jason Tienor
Jason Tienor
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of Baker Tilly regarding change in independent registered public accounting firm.

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